Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2

January 29, 2014

To:	Bank of America, N.A.,
as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Credit Agreement, dated as of June 29, 2007, as amended by Amendment No. 1, dated as of June 4, 2012, and Incremental Amendment No. 1, dated as of January 31, 2013 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among VWR Funding, Inc. (“VWR” or the “Parent Borrower”), each of the Foreign Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), the lenders party thereto from time to time (the “Lenders”), Bank of America, N.A., as Administrative Agent and Collateral Agent (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”), Bank of America, N.A., Goldman Sachs Credit Partners L.P. and J.P. Morgan Securities Inc., as Arrangers for the Credit Facilities, JPMorgan Chase Bank, N.A. and Deutsche Bank Securities, Inc., as co-documentation agents, and Goldman Sachs Credit Partners L.P., as syndication agent.

This is an amendment (“Amendment No. 2”) referred to in Section 9.08(d) of the Credit Agreement pursuant to which the existing Classes of (a) Extended Dollar Term Loans and Dollar Term B-1 Loans shall be replaced with a single Class of Amendment No. 2 Dollar Term Loans (as defined in Article One below) (which shall constitute a Class of Replacement Term Loans) and (b) Extended Euro Term Loans and Euro Term B-1 Loans shall be replaced with a single Class of Amendment No. 2 Euro Term Loans (as defined in Article One below) (which shall constitute a Class of Replacement Term Loans). Effective as of the Amendment No. 2 Effective Date (as defined below), the Parent Borrower, the Administrative Agent and the Amendment No. 2 Term Lenders (as defined in Article One below) signatory hereto each hereby agree as follows:

ARTICLE ONE

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein. (a) In addition, the following terms have the meanings specified below and are hereby added to Section 1.01 of the Credit Agreement in correct alphabetical order:

“Amendment No. 2” shall mean that certain Amendment No. 2, dated as of January 29, 2014, by and among the Parent Borrower, the Amendment No. 2 Term Lenders and the Administrative Agent.

“Amendment No. 2 Dollar Term Lender” shall mean each Lender with a Amendment No. 2 Dollar Term Loan Commitment or an outstanding Amendment No. 2 Dollar Term Loan.

“Amendment No. 2 Dollar Term Loan” shall mean any Dollar Term Loan made by a Amendment No. 2 Dollar Term Lender on the Amendment No. 2 Effective Date pursuant to clause (a) of Article Two of Amendment No. 2. The Amendment No. 2 Dollar Term Loans shall be a “Class” of Replacement Term Loans for purposes of the Credit Agreement.

“Amendment No. 2 Dollar Term Loan Commitment” shall mean as to any Amendment No. 2 Dollar Term Lender, the commitment of such Lender to make Amendment No. 2 Dollar Term Loans in an aggregate principal amount not to exceed, as applicable, the amount set forth opposite such Lender’s name under the heading “Amendment No. 2 Dollar Term Loan Commitments” on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Amendment No. 2 Dollar Term Loan Commitment or Amendment No. 2 Dollar Term Loans, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 of the Credit Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of the Credit Agreement.

“Amendment No. 2 Effective Date” shall mean the date on which the conditions specified in Article Four of Amendment No. 2 are satisfied or waived.

“Amendment No. 2 Euro Term Lender” shall mean each Lender with a Amendment No. 2 Euro Term Loan Commitment or an outstanding Amendment No. 2 Euro Term Loan.

“Amendment No. 2 Euro Term Loan” shall mean any Euro Term Loan made by a Amendment No. 2 Euro Term Lender on the Amendment No. 2 Effective Date pursuant to clause (a) of Article Two of Amendment No. 2. The Amendment No. 2 Euro Term Loans shall be a “Class” of Replacement Term Loans for purposes of the Credit Agreement.

“Amendment No. 2 Euro Term Loan Commitment” shall mean as to any Amendment No. 2 Euro Term Lender, the commitment of such Lender to make Amendment No. 2 Euro Term Loans in an aggregate principal amount not to exceed, as applicable, the amount set forth opposite such Lender’s name under the heading “Amendment No. 2 Euro Term Loan Commitments” on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Amendment No. 2 Euro Term Loan Commitment or Amendment No. 2 Euro Term Loans, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 of the Credit Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of the Credit Agreement.

“Amendment No. 2 Term Lenders” shall mean the Amendment No. 2 Dollar Term Lenders and the Amendment No. 2 Euro Term Lenders.

“Amendment No. 2 Term Loans” shall mean the aggregate amount of the Amendment No. 2 Dollar Term Loans and the Amendment No. 2 Euro Term Loans.

(b) The following terms set forth in the Credit Agreement are amended and restated in their entirety as follows:

“Class,” when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are Extended Revolving Loans, Amendment No. 2 Dollar Term Loans, Amendment No. 2 Euro Term Loans, any Class of Post

Amendment 1 Extended Revolving Loans designated pursuant to Section 2.25, any Class of Post Amendment 1 Extended Term Loans designated pursuant to Section 2.25, any other Class of Replacement Term Loans designated pursuant to Section 9.08(d), Incremental Term Loans or Swingline Loans, and, when used in reference to any Commitment, refers to whether such Commitment is an Extended Revolving Credit Commitment (including a Revolving Commitment Increase), Amendment No. 2 Dollar Term Loan Commitment, Amendment No. 2 Euro Term Loan Commitment, any other commitment in respect of any Class of Replacement Term Loans designated pursuant to Section 9.08(d) or Swingline Commitment.

“Dollar Term Loan” shall mean (a) any Amendment No. 2 Dollar Term Loans, (b) any dollar Incremental Term Loans, (c) any dollar Post Amendment 1 Extended Term Loans and (d) any dollar Replacement Term Loans.

“Euro Term Loan” shall mean (a) any Amendment No. 2 Euro Term Loans, (b) any euro Incremental Term Loans, (c) any euro Post Amendment 1 Extended Term Loans and (d) any euro Replacement Term Loans.

“Extended Term Loan Maturity Date” shall mean April 3, 2017.

“Term Loan” shall mean each of the Dollar Term Loans, the Euro Term Loans and, if applicable, each class of Incremental Term Loans, each class of Replacement Tem Loans and each class of Post Amendment 1 Extended Term Loans.

(c) Schedule 2.01 of the Credit Agreement is amended and restated in its entirety to read as set forth on Schedule 2.01 to Amendment No. 2.

ARTICLE TWO

REPLACEMENT TERM LOANS

The terms of the Amendment No. 2 Dollar Term Loans and the Amendment No. 2 Euro Term Loans established pursuant to this Amendment No. 2 shall be identical to the terms of the Extended Dollar Term Loans and the Extended Euro Term Loans, respectively, outstanding immediately prior to the effectiveness of this Amendment No. 2, subject to the following additional or modified terms or as otherwise provided herein:

(a) Procedures for Borrowing Amendment No. 2 Term Loans.

(i) Subject to the terms and conditions hereof and in the Credit Agreement, each Extending Term Loan Lender holding Extended Dollar Term Loans immediately prior to the effectiveness of this Amendment No. 2 (a “Continuing Extending Dollar Term Lender”), and each Dollar Term B-1 Lender holding Dollar Term B-1 Loans immediately prior to the effectiveness of this Amendment No. 2 (a “Continuing Dollar Term B-1 Lender” and together with the Continuing Extending Dollar Term Lenders, the “Continuing Dollar Term Lenders”), severally agrees to, with respect to each Continuing Dollar Term Lender, convert all of its Extended Dollar Term Loans and/or Dollar Term B-1 Loans into Amendment No. 2 Dollar Term Loans on the Amendment No. 2 Effective Date (such converted Extended Dollar Term Loans and/or Dollar Term B-1 Loans, the “Converted

Dollar Term Loans”). Subject to the terms and conditions hereof and in the Credit Agreement, each Extending Term Loan Lender holding Extended Euro Term Loans immediately prior to the effectiveness of this Amendment No. 2 (a “Continuing Extending Euro Term Lender”), and each Euro Term B-1 Lender (a “Continuing Euro Term B-1 Lender” and together with the Continuing Extending Euro Term Lenders, the “Continuing Euro Term Lenders”), severally agrees to, with respect to each Continuing Euro Term Lender, convert all of its Extended Euro Term Loans and/or Euro Term B-1 Loans into Amendment No. 2 Euro Term Loans on the Amendment No. 2 Effective Date (such converted Extended Euro Term Loans, the “Converted Euro Term Loans”). The Amendment No. 2 Dollar Term Loans and the Amendment No. 2 Euro Term Loans shall initially be the Type of Loan specified in the Borrowing Request delivered pursuant to clause (d) of Article Four below until otherwise converted or continued in accordance with the Credit Agreement.

(ii) Any Extending Term Loan Lender or Dollar Term B-1 Lender holding Extended Dollar Term Loans or Dollar Term B-1 Loans, respectively, immediately prior to the effectiveness of this Amendment No. 2 who is not a Continuing Dollar Term Lender is referred to herein as an “Exiting Dollar Term Lender”. Any Extending Term Loan Lender or Euro Term B-1 Lender holding Extended Euro Term Loans or Euro Term B-1 Loans, respectively, immediately prior to the effectiveness of this Amendment No. 2 who is not a Continuing Euro Term Lender is referred to herein as an “Exiting Euro Term Lender”. The Loans of each Exiting Dollar Term Lender and each Exiting Euro Term Lender shall be assigned to Citibank, N.A., as the designee of the Administrative Agent, pursuant to Section 9.04(k) of the Credit Agreement.

(b) Breakage Costs of Exiting Lenders. Any Breakage Event obligations due to any Exiting Dollar Term Lender or Exiting Euro Term Lender that arise due to such assignment may be satisfied on a later date as provided in Article Five clause (a) hereof by the Parent Borrower.

(c) Waiver. Each Lender party hereto (including each Continuing Dollar Term Lender and each Continuing Euro Term Lender) waives (i) any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby and (ii) compliance with the requirements set forth in Section 2.12(a) of the Credit Agreement that the Parent Borrower give prior notice of a voluntary prepayment of Loans solely in respect of the prepayment of Extended Term Loans and/or Term B-1 Loans pursuant to clause (a) of this Article Two above and the conversion into Amendment No. 2 Term Loans, as contemplated hereby.

(d) Amortization.

(i) The Parent Borrower shall repay to the Administrative Agent in dollars for the ratable account of each Amendment No. 2 Dollar Term Lender on the dates and in the amounts set forth below:

Date	Amount
March 31, 2014	$1,505,608.08
June 30, 2014	$1,505,608.08
September 30, 2014	$1,505,608.08
December 31, 2014	$1,505,608.08
March 31, 2015	$1,505,608.08
June 30, 2015	$1,505,608.08
September 30, 2015	$1,505,608.08
December 31, 2015	$1,505,608.08
March 31, 2016	$1,505,608.08
June 30, 2016	$1,505,608.08
September 30, 2016	$1,505,608.08
December 31, 2016	$1,505,608.08
March 31, 2017	$1,505,608.08
Extended Term Loan Maturity Date (April 3, 2017)	All remaining amounts due and payable

(ii) The Parent Borrower shall repay to the Administrative Agent in euros for the ratable account of each Amendment No. 2 Euro Term Lender on the dates and in the amounts set forth below:

Date	Amount
March 31, 2014	€1,490,794.23
June 30, 2014	€1,490,794.23
September 30, 2014	€1,490,794.23
December 31, 2014	€1,490,794.23
March 31, 2015	€1,490,794.23
June 30, 2015	€1,490,794.23
September 30, 2015	€1,490,794.23
December 31, 2015	€1,490,794.23
March 31, 2016	€1,490,794.23
June 30, 2016	€1,490,794.23
September 30, 2016	€1,490,794.23
December 31, 2016	€1,490,794.23
March 31, 2017	€1,490,794.23
Extended Term Loan Maturity Date (April 3, 2017)	All remaining amounts due and payable

(iii) All Amendment No. 2 Dollar Term Loans and all Amendment No. 2 Euro Term Loans shall be due and payable on the Extended Term Loan Maturity Date, in each case, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(e) Applicable Percentage. The Applicable Percentage with respect to: (i) any Amendment No. 2 Dollar Term Loan that is (x) an ABR Loan is 2.25% and (y) a Eurodollar Loan is 3.25%; and (ii) any Amendment No. 2 Euro Term Loan is 3.50%.

(f) Designation. The Amendment No. 2 Dollar Term Loans and Amendment No. 2 Euro Term Loans shall constitute a Class of Replacement Term Loans.

(g) Participation in Mandatory Prepayments. The Amendment No. 2 Dollar Term Loans and Amendment No. 2 Euro Term Loans shall participate to the fullest extent permitted by Section 2.13 in any prepayment from amounts required to be applied to prepay Term Loans pursuant to Section 2.13 of the Credit Agreement.

(h) Participations in Voluntary Prepayments. Optional prepayment of the Amendment No. 2 Dollar Term Loans and the Amendment No. 2 Euro Term Loans shall be applied against the remaining scheduled installments of principal due in respect of the Amendment No. 2 Dollar Term Loans and the Amendment No. 2 Euro Term Loans under Article Two clause (d) of this Amendment No. 2 in the manner specified by the Parent Borrower or, if not so specified on or prior to the date of such optional prepayment in direct order of maturity. Optional prepayment may be applied on a non-pro rata basis in accordance with Sections 2.12(b) and (c) of the Credit Agreement, as applicable.

(i) Assignment and Participation of Replacement Term Loans. The Amendment No. 2 Dollar Term Loans and the Amendment No. 2 Euro Term Loans shall be subject to the assignment and participation provisions applicable to Term Loans under Section 9.04 of the Credit Agreement.

(j) Soft-Call Protection. The following provision shall become effective on the Amendment No. 2 Effective Date:

Notwithstanding anything to the contrary contained in the Credit Agreement, in the event that, on or prior to the date that is six months after the Amendment No. 2 Effective Date, the Parent Borrower (x) makes any prepayment of any Class of Replacement Term Loans in connection with any Repricing Transaction with respect to such Replacement Term Loans or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction with respect to any Class of Replacement Term Loans, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Replacement Term Lender, (I) in the case of clause (x), a prepayment premium of 1% of the aggregate principal amount of the Replacement Term Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate principal amount of such Class of Replacement Term Loans outstanding immediately prior to such amendment. For purposes of the foregoing:

“Repricing Transaction” shall mean with respect to any Class of Replacement Term Loans, the prepayment or refinancing of all or a portion of such Replacement Term Loans with the incurrence by any Loan Party of any long-term financing incurred for the primary purpose of repaying, refinancing, substituting or replacing such Replacement Term Loans at an effective interest cost or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith) that is less than the interest rate for or weighted average yield (as determined by the Administrative Agent on the same basis) of such Replacement Term Loans, including without limitation, as may be effected through any amendment to the Credit Agreement relating to the interest rate for, or weighted average yield of, such Replacement Term Loans but excluding any Indebtedness incurred in connection with a Change of Control.

ARTICLE THREE

REPRESENTATION AND WARRANTIES; NO DEFAULTS

(a) Each Loan Party represents and warrants to the Administrative Agent and each of the Lenders party hereto that (i) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default has occurred or is continuing on the date hereof or immediately after giving effect to the Amendment No. 2 Dollar Term Loans, the Amendment No. 2 Dollar Term Loan Commitments, the Amendment No. 2 Euro Term Loans and the Amendment No. 2 Euro Term Loan Commitments.

ARTICLE FOUR

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment No. 2 on the Amendment No. 2 Effective Date is subject to satisfaction (or waiver) of the following conditions precedent:

(a) Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof reasonably satisfactory to the Administrative Agent, which may include telecopy or other electronic transmission of, as applicable, a signed signature page) of this Amendment No. 2 from (i) each Loan Party, (ii) each Amendment No. 2 Dollar Term Lender listed on Schedule 2.01 and (iii) each Amendment No. 2 Euro Term Lender listed on Schedule 2.01.

(b) No Defaults. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement as of the Amendment No. 2 Effective Date.

(c) Representations and Warranties. The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(d) Borrowing Request. The Administrative Agent shall have received a duly completed Borrowing Request for the Amendment No. 2 Dollar Term Loans (other than Converted Dollar Term Loans) and the Amendment No. 2 Euro Term Loans (other than Converted Euro Term Loans) to be borrowed on the Amendment No. 2 Effective Date.

(e) Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an opinion addressed to the Administrative Agent and the Lenders party to the Credit Agreement, dated the Amendment No. 2 Effective Date, of Kirkland & Ellis LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request.

(f) Financial Officer’s Certificate. The Administrative Agent shall have received a certificate, dated as of the Amendment No. 2 Effective Date and signed by a Financial Officer of the Parent Borrower, certifying compliance with the conditions precedent set forth in this Article Four.

(g) Fees and Expenses; Unpaid Interest to Continuing Lenders and Exiting Lenders. The Parent Borrower shall have paid, or concurrently with the effectiveness of this Amendment No. 2 shall pay, to (i) the arrangers of the Amendment No. 2 Dollar Term Loans and the Amendment No. 2 Euro Term Loans, such fees as have been separately agreed among each such arranger and the Parent Borrower, (ii) to the Administrative Agent, to the extent invoiced, the reasonable documented out-of-pocket expenses of such Administrative Agent in connection with this Amendment No. 2, (iii) to Cahill Gordon & Reindel LLP, to the extent invoiced, the reasonable documented out-of-pocket fees and expenses in connection with its work on Amendment No. 2 for the Administrative Agent and arrangers, (iv) to the Administrative Agent, for the account of each Continuing Extending Dollar Term Lender, all unpaid interest accrued on its outstanding Extended Dollar Term Loans and/or Dollar Term B-1 Loans, as applicable, (v) to the Administrative Agent, for the account of each Continuing Extending Euro Term Lender, all unpaid interest accrued on its outstanding Extended Euro Term Loans and/or Euro Term B-1 Loans, as applicable, (vi) to the Administrative Agent, for the account of each Exiting Dollar Term Lender, all unpaid interest accrued on its outstanding Extended Dollar Term Loans and/or Dollar Term B-1 Loans, as applicable, and (vii) to the Administrative Agent, for the account of each Exiting Euro Term Lender, all unpaid interest accrued on its outstanding Extended Euro Term Loans and/or Euro Term B-1 Loans, as applicable.

ARTICLE FIVE

MISCELLANEOUS

(a) Breakage Expenses. The Parent Borrower shall pay, to the Administrative Agent, for the account of each applicable Exiting Dollar Term Lender or Exiting Euro Term Lender, all unpaid amounts due and payable pursuant to Section 2.16 of the Credit Agreement with respect to Breakage Events, no later than ten Business Days after the Amendment No. 2 Effective Date (or such later date as the Administrative Agent may reasonably determine in its sole discretion).

(b) Effect of Amendment No. 2. Except as expressly set forth herein, this Amendment No. 2 shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the

Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect, in each case, as amended, supplemented or otherwise modified by this Amendment No. 2. Each Loan Party reaffirms its obligations under the Loan Documents (as amended, supplemented or otherwise modified by this Amendment No. 2) to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended, supplemented or otherwise modified by this Amendment No. 2. This Amendment No. 2 is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Counterparts; Integration; Effectiveness. This Amendment No. 2 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment No. 2 shall become effective on the Amendment No. 2 Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by telecopy or electronic .pdf shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

(d) The Administrative Agent and the Parent Borrower hereby agree that all amendments and other modifications set forth herein are, in the reasonable opinion of the Administrative Agent and the Parent Borrower, necessary or appropriate to effectuate the provisions of Section 9.08(d) of the Credit Agreement.

(e) Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment No. 2 and reaffirms, as of the Amendment No. 2 Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, in each case, as amended or otherwise modified by this Amendment No. 2 and after giving effect to the transactions contemplated hereby and (ii) its guarantee of the Obligations (including without limitation the Replacement Term Loans and Obligations in respect of the Replacement Term Loan Commitments) under each Guarantee, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including without limitation the Replacement Term Loans and Obligations in respect of the Replacement Term Loan Commitments) pursuant to the Security Documents.

(f) Governing Law. This Amendment No. 2 and the rights and obligations of the parties under this Amendment No. 2 shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(g) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment No. 2 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 2.

VWR FUNDING, INC.

By:	/s/ James M. Kalinovich
	Name:	James M. Kalinovich
	Title:	Vice President and Corporate Treasurer

[Signature Page to Amendment No. 2]

By its signature below, the undersigned hereby consents to the foregoing Amendment No. 2 and hereby confirms that all of its obligations under each Security Document (as defined in the Credit Agreement) shall continue unchanged and in full force and effect for the benefit of the Agents and the Lenders with respect to the Credit Agreement as amended by said Amendment No. 2.

VWR INTERNATIONAL, LLC VWR, INC. AMRESCO, LLC BIOEXPRESS, LLC ANACHEMIA MINING, LLC ANACHEMIA CHEMICALS, LLC SOVEREIGN SCIENTIFIC, LLC VWR INVESTORS, INC., in each case, as a Guarantor

By:	/s/ James M. Kalinovich
	Name:	James M. Kalinovich
	Title:	Vice President and Corporate Treasurer

VWR MANAGEMENT SERVICES LLC, as a Guarantor

By: VWR International, LLC
Its: Sole Member

By:	/s/ James M. Kalinovich
	Name:	James M. Kalinovich
	Title:	Vice President and Corporate Treasurer

[Signature Page to Amendment No. 2]

[ ], as a Amendment No. 2 Dollar Term Lender

By:
Name:
Title:

☐	Convert ALL Extended Dollar Term Loans

☐	Convert ALL Dollar Term B-1 Loans

[Signature Page to Amendment No. 2]

[ ], as a Amendment No. 2 Euro Term Lender

By:
Name:
Title:

☐	Convert ALL Extended Euro Term Loans

☐	Convert ALL Euro Term B-1 Loans

[Signature Page to Amendment No. 2]

CITIBANK, N.A., as a Amendment No. 2 Dollar Term Lender

By:	/s/ Stuart Dickson
	Name:	Stuart Dickson
	Title:	Vice President

[Signature Page to Amendment No. 2]

CITIBANK, N.A., as a Amendment No. 2 Euro Term Lender

By:	/s/ Stuart Dickson
	Name:	Stuart Dickson
	Title:	Vice President

[Signature Page to Amendment No. 2]

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Robert Rittelmeyer
	Name:	Robert Rittelmeyer
	Title:	Vice President

[Signature Page to Amendment No. 2]

Schedule 2.01

SCHEDULE 2.01

LENDERS

ON FILE WITH THE ADMINISTRATIVE AGENT; IT BEING AGREED THAT SCHEDULE 2.01 SHALL INCLUDE (A) ALL AMENDMENT NO. 2 TERM LENDERS PARTY TO AMENDMENT NO. 2, (B) ALL EXTENDING REVOLVING CREDIT LENDERS THAT ARE SIGNATORIES TO AMENDMENT NO. 1, DATED AS OF JUNE 4, 2012, AND THEIR PERMITTED ASSIGNEES AND (C) ALL LENDERS THAT ARE SIGNATORIES TO INCREMENTAL AMENDMENT NO. 1, DATED AS OF JANUARY 31, 2013, AND THEIR PERMITTED ASSIGNEES

Schedule 2.01